Collingswood (No. 203)











                        LEASE AGREEMENT

                        BY AND BETWEEN

       FIRST STATES PARTNERS NO. 203, LLC, AS LANDLORD

                             AND

              CNB PARTNERSHIP, LLC, AS TENANT





                           PREMISES:

                      1040 Haddon Avenue
                    Collingswood, New Jersey



                     TABLE OF CONTENTS

ARTICLE           DESCRIPTION                               PAGE
-------           -----------                               ----

ARTICLE I - DEMISE PREMISES, TERM.............................5
     1.01.  Demise and Premises...............................5
     1.02.  Term..............................................6
     1.03.  Renewal Option....................................6
     1.04.  Termination Right.................................6
     1.05.  Zoning Approval...................................7
     1.06.  Landlord's Inspection Period......................7

ARTICLE II - RENT.............................................7
     2.01.  Basic Rent........................................7
     2.02.  Annual Increases in Basic Rent....................8
     2.03.  Additional Rent...................................8
     2.04.  Net Rent..........................................9
     2.05.  Interest on Rent; Late Charges....................9
     2.06.  Method of Payment.................................9

ARTICLE III - SECURITY DEPOSIT................................9

ARTICLE IV - USE..............................................9
     4.01.  Use...............................................9
     4.02.  Continuous Operations............................10

ARTICLE V - TAXES; UTILITIES.................................10
     5.01.  Taxes Payable by Tenant..........................10
     5.02.  Proration........................................10
     5.03.  Contests.........................................11
     5.04.  Evidence of Payment..............................11
     5.05.  Forwarding of Bills..............................11
     5.06.  Utility Charges..................................11

ARTICLE VI - ALTERATIONS.....................................11
     6.01.  Changes, Alterations and Additional Construction 11
     6.02.  Manner of Construction...........................12
     6.03.  Title to Alterations.............................12

ARTICLE VII - SURRENDER......................................12
     7.01.  Delivery of Possession...........................12
     7.02.  Removal of Personal Property.....................13
     7.03.  Retention of Personal Property...................13

ARTICLE VIII - INSURANCE.....................................14
     8.01.  Casualty Insurance...............................14
     8.02.  Liability Insurance..............................14
     8.03.  General Requirements.............................14
     8.04.  Accidents........................................15
     8.05.  Proof of Loss....................................15
     8.06.  Restoration......................................16
     8.07.  Mutual Waiver of Subrogation.....................16

ARTICLE IX - PERFORMANCE OF TENANT'S AGREEMENTS..............16

ARTICLE X - REPAIRS AND MAINTENANCE..........................17
     10.01.  Repair of Premises..............................17
     10.02.  No Obligation of Landlord to Make Repairs.......17
     10.03.  Commission of Waste.............................17

ARTICLE XI - COMPLIANCE WITH LAWS, ORDINANCES, ETC...........17
     11.01.  Compliance with Laws............................17
     11.02.  Compliance with Insurance Requirements..........18
     11.03.  Contest by Tenant...............................18
     11.04.  Permits.........................................18

ARTICLE XII - CONSTRUCTION LIENS.............................18

ARTICLE XIII - INSPECTION OF PREMISES BY LANDLORD............19

ARTICLE XIV - INDEMNIFICATION OF LANDLORD....................19

ARTICLE XV - TENANT'S ACCEPTANCE OF CONDITION OF PREMISES....19

ARTICLE XVI - DEFAULT BY TENANT..............................20
     16.01.  Event of Default................................20
     16.02.  Multiple Defaults...............................21
     16.03.  Landlord's Remedies for Tenant's Default........21
     16.04.  Miscellaneous Default Provisions................23

ARTICLE XVII - DAMAGE AND DESTRUCTION........................24
     17.01.  Damage by Fire, etc. ...........................24
     17.02.  Restoration.....................................25
     17.03.  No Abatement of Rent............................25
     17.04.  Termination of Lease............................25

ARTICLE XVIII - CONDEMNATION.................................25
     18.01.  Total Taking....................................25
     18.02.  Award on Total Taking...........................26
     18.03.  Partial Taking..................................26
     18.04.  Reconstruction..................................26
     18.05.  Award on Partial Taking.........................26
     18.06.  Settlement Agreement............................26
     18.07.  Abatement in Basic Rent.........................27

ARTICLE XIX - ASSIGNMENT, SUBLETTING AND MORTGAGING..........27
     19.01.  Voluntary Assignment or Other Transfer of
             Lease...........................................27
     19.02.  Subletting......................................28
     19.03.  Transactions with Affiliates; Landlord's
             Recapture Rights................................28
     19.04.  Tenant Remains Responsible......................29
     19.05.  FDIC............................................29

ARTICLE XX - NOTICES.........................................30

ARTICLE XXI - QUIET ENJOYMENT................................30

ARTICLE XXII - ESTOPPEL CERTIFICATES.........................30
     22.01.  Tenant's Estoppel...............................30
     22.02.  Landlord's Estoppel.............................31

ARTICLE XXIII - LEASE NOT SUBJECT TO TERMINATION.............31
     23.01.  Tenant Remains Bound............................31
     23.02.  Lease with First Mortgagee......................32

ARTICLE XXIV - ENVIRONMENTAL OBLIGATIONS.....................32
     24.01.  No Hazardous Materials..........................32
     24.02.  Definition of Hazardous Materials...............32
     24.03.  Notification of Hazardous Materials.............33
     24.04.  Landlord Access.................................34
     24.05.  Tenant Not Liable for Existing Conditions.......34

ARTICLE XXV - MISCELLANEOUS PROVISIONS.......................34
     25.01.  Year 2000.......................................34
     25.02.  Subordination, Attornment and Mortgagee
             Protection......................................34
     25.03.  Integration.....................................35
     25.04.  No Recording....................................35
     25.05.  Time of the Essence.............................35
     25.06.  No Partnership..................................35
     25.07.  Severability....................................36
     25.08.  Authority.......................................36
     25.09.  Governing Law...................................36
     25.10.  Counterparts....................................36
     25.11.  Plans...........................................36
     25.12.  Headings; Pronouns..............................36
     25.13.  Binding Effect; Successors and Assigns..........37
     25.14.  Limitation of Landlord's Liability..............37
     25.15.  Survival........................................37
     25.16.  Brokers.........................................37

ARTICLE XXVI - RIGHT OF FIRST OFFER..........................38

EXHIBIT "A" - DESCRIPTION OF PREMISES



PROPERTY:  Collingswood (No. 203)



                         LEASE AGREEMENT

          This Lease Agreement ("Lease") is entered into as of September ___, 1999, by and between FIRST STATES PARTNERS NO. 203, LLC, a New Jersey limited liability company, with an address c/o First States Partners, L.P. at 1725 The Fairway, Jenkintown, Pennsylvania 19046 ("Landlord"), and CNB PARTNERSHIP, LLC, a New Jersey limited liability company, with an address at 310 West Cuthbert Boulevard, Haddon Township, New Jersey 08108 ("Tenant"). Landlord and Tenant, each intending to be legally bound, hereby mutually covenant and agree as follows:

ARTICLE I - DEMISE, PREMISES, TERM

          1.01. Demise and Premises. Landlord hereby demises and lets unto Tenant, and Tenant hereby leases and takes from Landlord, for the Term (as hereinafter defined) and upon the covenants, terms and conditions hereinafter set forth, (a) all that certain tract or parcel of land situated at 1040 Haddon Avenue, Collingswood, New Jersey, and more particularly described in Exhibit "A" attached hereto and made a part hereof ("Land"), (b) the existing building ("Building"), and all parking lots, driveways, walkways, utility facilities, structures and other improvements located on the Land (the Building and all items referred to in this clause (b) are sometimes herein collectively called the "Improvements"), (c) all those fixtures and building machinery and equipment which are now located in or on the Improvements, and which are necessary or useful for the supply of heat, air conditioning, ventilation, electricity, telephone and other utility facilities to the Improvements, in the quantities and capacities now being supplied to the Improvements (collectively, "Fixtures"), (d) trade fixtures and other personal property now located on or in the Land or the Improvements, including any drive-through bank equipment, vaults, and security systems (collectively, "Personalty"), but excluding security system cameras and "smart" control panels not owned by Landlord, all equipment or systems that have been leased by Landlord or the prior user of the Premises, automated teller machines, safe deposit boxes, computer terminals, adding machines and removable furniture and
(e) all the appurtenances, rights, privileges and easements unto the Land or Improvements belonging or in anywise appertaining (the Land, Improvements, Fixtures, Personalty and said appurtenances, rights, privileges and easements are sometimes herein collectively called the "Premises").

          1.02. Term. The term of this Lease (including any extensions or renewals, the "Term") shall commence on December 15, 1999 ("Commencement Date"), and shall end upon the expiration of the last day of the tenth Lease Year following the Commencement Date ("Expiration Date"), unless extended or sooner terminated as herein provided. As used herein, "Lease Year" means each consecutive twelve calendar month period beginning with the Commencement Date, except that if the Commencement Date is not the first day of a calendar month, then the first Lease Year shall also include the days during the Term occurring before the first day of the first calendar month following the Commencement Date. Notwithstanding the foregoing, on and after the date hereof, Tenant may occupy the Premises for any and all purposes permitted under this Lease, in which event all of the terms and conditions of this Lease shall apply, except for Tenant's obligation to pay Basic Rent (defined below). The date that Tenant so takes possession of the Premises shall be referred to herein as the "Possession Date".

          1.03. Renewal Option. Provided Tenant shall not then be in default beyond applicable notice or grace periods in the observance or performance of any of its obligations or agreements hereunder, Tenant shall have the right to extend the Term of this Lease for two additional terms of five years each, which right shall be exercisable by Tenant giving written notice thereof to Landlord at least 180 days prior to the expiration of the then current Term. Each such extension shall be on the same terms and provisions set forth herein, except that Basic Rent shall be increased as set forth in Section 2.02 hereof.

          1.04. Termination Right. No later than October 31, 1999, Tenant or its prospective assignee shall make application to the Federal Deposit Insurance Company and the Office of the Comptroller of Currency to become a federally chartered bank ("Regulatory Approval") and shall pursue same in good faith and with due diligence. Tenant shall immediately give written notice to the Landlord of Tenant's receipt of Regulatory Approval or knowledge of the denial of same. In such connection, if Tenant or its assignee has not received all necessary Regulatory Approvals on or before April 30, 2000, this Lease, at the option of Tenant, may be terminated by written notice to Landlord at any time thereafter (but prior to actual receipt of Regulatory Approval and notice to Landlord thereof). In such event, neither party shall have any further rights or obligations hereunder. If Tenant fails to so notify Landlord of its inability to obtain the necessary Regulatory Approvals on or before April 30, 2000, Tenant shall be deemed to have obtained all necessary Regulatory Approvals and to have waived its right to terminate this Lease pursuant to this Section 1.04.

          1.05. Zoning Approval. On or before November 15, 1999, Tenant shall apply to the Borough of Collingswood, Zoning Board of Adjustment to obtain a variance to use the Premises as a bank and for any and all other municipal permits and approvals necessary for Tenant's intended use and occupancy of the Premises ("Zoning Approval") and shall pursue same in good faith and with due diligence. Tenant shall immediately give written notice to Landlord of Tenant's receipt of such Zoning Approval or knowledge of the denial of same. If Tenant has not received all necessary Zoning Approvals and provided Landlord with satisfactory evidence of same on or before April 30, 2000, this Lease, at the option of Tenant, may be terminated by written notice to Landlord at any time thereafter (but prior to actual receipt of the Zoning Approval and notice to Landlord thereof). If Tenant fails to so notify Landlord of its inability to obtain the necessary Zoning Approvals and of its election to terminate this Lease on or before April 30, 2000, Tenant shall be deemed to have obtained all necessary Zoning Approvals and to have waived its right to terminate this Lease pursuant to this
Section 1.05.

          1.06. Landlord's Inspection Period. On or before October 21, 1999, Landlord shall inspect the HVAC system serving the Premises to determine the extent of repairs required to bring the system into good operating condition ("HVAC Repair
Work").   If Landlord determines that the cost of HVAC Repair
Work exceeds $20,000, Landlord shall so notify Tenant, in which event Landlord, in Landlord's sole discretion, may terminate this Lease by written notice to Tenant unless Tenant, having no obligation to do so, agrees in writing to pay the cost of the HVAC Repair Work in excess of $20,000 as Additional Rent hereunder. If this Lease is so terminated, Landlord promptly shall return the Security Deposit to Tenant. If the cost of the HVAC Repair Work is $20,000 or less, Landlord shall perform the HVAC Repair Work, at Landlord's sole cost and expense, no later than the Commencement Date.

ARTICLE II - RENT

          2.01. Basic Rent. Beginning on the Commencement Date and continuing throughout the fifth Lease Year, Tenant shall pay to Landlord annual basic rent ("Basic Rent") of $45,000.00, payable in equal monthly installments of $3,750.00. During the sixth Lease Year, Tenant shall pay to Landlord annual Basic Rent of $49,500.00, payable in equal monthly installments of $4,125.00. During the seventh and subsequent Lease Years throughout the Term, including any renewal or extensions thereof, the Basic Rent payable by Tenant shall be increased as expressed in Section 2.02 below. Each monthly installment of Basic Rent shall be payable in advance on the first day of each month during the Term, the first such installment to be paid on the Commencement Date, provided, however, if the Commencement Date is not the first day of a calendar month, then the Basic Rent for the calendar month in which the Commencement Date occurs shall be prorated on the basis of the portion of such month which occurs during the Term, which prorated amount shall be paid on the Commencement Date.

          2.02. Annual Increases in Basic Rent. On the first day of the seventh and each subsequent Lease Year throughout the Term, the Basic Rent payable by Tenant shall be increased by an amount determined by multiplying the Basic Rent payable during the then current Lease Year by the greater of the (i) the CPI Increase or (ii) 3%. The term "CPI Increase" shall mean a fraction, expressed as a decimal, the numerator of which is the Current CPI minus the Prior CPI and the denominator of which is the Prior CPI. The "Current CPI" is the CPI for the calendar month that is three months prior to the first calendar month of the Lease Year for which the Basic Rent increase is being calculated and the "Prior CPI" is the CPI for the calendar month that is fifteen months prior to the first calendar month of the Lease Year for which the Basic Rent increase is being calculated. The term "CPI" shall mean the "Consumer Price Index for All Urban Consumers (CPI-U)" published by the Bureau of Labor Statistics of the United States Department of Labor, All Items (1982-84=100), U.S. City Average, or any successor index thereto, appropriately adjusted. If the CPI ceases to be published and there is no successor thereto, such other government or non-partisan index or computation shall be used which would obtain a substantially similar result as if the CPI has not been discontinued.

          2.03. Additional Rent. From and after the Possession Date, and throughout the Term of this Lease, Tenant shall pay as additional rent ("Additional Rent", the Basic Rent and Additional Rent, and each installment and increment thereof, are sometimes herein collectively called "Rent") all additional (i.e., in addition to the Basic Rent) sums, costs, expenses and other payments which Tenant in any of the provisions of this Lease assumes or agrees to pay or discharge and, in the event of any non-payment thereof, Landlord shall have all the rights and remedies provided for herein or by law in the case of non-payment of rent.

          2.04. Net Rent. It is intended that the provisions of this Lease shall require Tenant to pay all costs and expenses attributable to the Premises during the Term as if Tenant owned the Premises during the Term, including without limitation, all real estate taxes, special and general assessments, insurance premiums and maintenance and repair costs and expenses. It is intended that (a) Landlord shall incur no cost or expense with respect to the Premises during the Term and (b) the Basic Rent shall be an absolute net return to Landlord throughout the Term of this Lease, without offset or deduction and free of all expenses, charges, diminution and other deductions whatsoever.

          2.05. Interest on Rent; Late Charges. Any Rent not paid within ten days following the due date therefor shall bear interest at the annual rate of 12% ("Default Rate") from its due date until the date of payment. In addition, Tenant shall pay Landlord a late charge equal to 5% of the amount of any Rent not paid within ten days following the due date therefor.

          2.06. Method of Payment. All Rent shall be payable to Landlord at 1725 The Fairway, Jenkintown, Pennsylvania 19046, or to such other person and/or at such other place as shall be designated in writing by Landlord to Tenant. All Rent shall be paid by Tenant without offset, deduction or, except as otherwise expressly provided for herein, demand.

ARTICLE III - SECURITY DEPOSIT

          Tenant shall pay on the later to occur of (i) Tenant's execution of this Lease or (ii) September 23, 1999, a security deposit in the sum of $8,250.00 to be retained by Landlord, without interest, and not in trust or a separate account, as security for the faithful performance and observance by Tenant of all the covenants and conditions of this Lease. In the event Tenant defaults in any of its obligations under this Lease, Landlord may apply the whole or any part of said security deposit on account of unpaid rent hereunder and any expenditures made by Landlord by reason of Tenant's default. Unless and to the extent the security deposit shall be so applied by Landlord, it shall be paid to Tenant within 30 days following the end of the term of this Lease.

ARTICLE IV - USE

          4.01. Use. The Premises shall be used as office space, retail space, for financial service company uses, including as a branch bank office and for organization activities prior thereto, and for no other purpose without the prior written consent of Landlord, which consent Landlord shall not unreasonably withhold.

          4.02. Continuous Operations. From and after the Commencement Date and continuing throughout the Term of this Lease and any renewals thereof, Tenant covenants and agrees with Landlord to conduct business operations within the Premises weekdays (excluding legal holidays) for at least six (6) hours per day (subject to any conditions contained in any Regulatory Approvals or applicable rules, regulations, ordinances or laws). Notwithstanding the foregoing, Tenant may from time to time cease or suspend operations within the Premises for not more than six months during any consecutive twenty-four month period, but no such cessation or suspension of operations shall release Tenant from performance of its other obligations hereunder, including, without limitation, Tenant's obligation to pay Rent and to maintain and repair the Premises as set forth herein.

ARTICLE V - TAXES; UTILITIES

          5.01. Taxes Payable by Tenant. Tenant shall pay all taxes, general and special assessments, excises, levies, license and permit fees and other governmental charges, general or special, ordinary or extraordinary, unforeseen or foreseen, of any kind and nature whatsoever (including without limitation all penalties and interest thereon), which at any time during the Term may be assessed, levied, imposed upon, or grow or become due and payable out of or in respect of, the Premises or any part thereof, or the use or occupancy thereof, or which at any time during the Term hereof may become a lien on the Premises or any part thereof (all of the foregoing are sometimes herein collectively called "Taxes"). Taxes shall not include any transfer tax imposed on Landlord in connection with a sale of the Premises, net income taxes, excess profit taxes, gross receipts taxes, excise taxes, business privilege taxes or fees, inheritance taxes or any capital stock or franchise taxes, or any environmental lien not resulting from an act or omission for which Tenant is responsible for under Article 24 hereof.

          5.02. Proration. Any Tax assessed on the basis of a fiscal or tax period of the relevant taxing authority, a part of which period is included within the Term and a part of which falls before the Term or after the Term, shall be prorated between Landlord and Tenant so that Tenant shall pay such proportion of said Tax as applies to the Term, and Landlord shall pay the remainder thereof. If Tenant is permitted to pay, and elects to pay, any Tax for which Tenant is responsible in installments, Tenant may pay such Tax in the maximum number of installments permitted.

          5.03. Contests. Tenant shall have the right to contest, at Tenant's sole cost and expense, the amount or validity, in whole or in part, of any Tax, by appropriate proceedings diligently conducted by Tenant in good faith, but only establishing a funded reserve for the amount of Tax not paid by Tenant, including any interest or penalties determined to be due thereon.

          5.04. Evidence of Payment. Tenant shall furnish to Landlord for inspection within ten days of demand of Landlord, a photocopy of the official receipt of the appropriate taxing authority, or, in lieu thereof, other proof satisfactory to Landlord evidencing payment of such Tax.

          5.05. Forwarding of Bills. Landlord shall, promptly upon receipt of a bill for any Tax, or notice of assessment, or notice of increase, or other change therein, forward the same to Tenant, but Tenant's nonreceipt thereof shall not excuse Tenant from the timely payment of any Tax which Tenant is obligated to pay hereunder or otherwise relieve Tenant of Tenant's liabilities and duties hereunder. Tenant may make arrangements with the taxing authorities for the transmission of bills and notices simultaneously to Landlord and Tenant.

          5.06. Utility Charges. Tenant shall pay, before any interest or penalty shall accrue thereon, all water and sewer rentals and charges and all charges for gas, electricity, telephone and communication services and other utility services used, rendered or consumed upon the Premises during the Term hereof.

ARTICLE VI - ALTERATIONS

          6.01.  Changes, Alterations and Additional
Construction.   Tenant shall not construct any (a) additional
building or improvement on the Premises (i.e., in addition to the Improvements existing on the date hereof), or (b) change, alteration or addition in or to the Improvements that would reduce the value thereof or that would impair the structural integrity of the Improvements or the use of the Premises use as a bank branch, or (c) wall, fence, exterior lighting facility, driveway, roadway, parking area, loading, service or storage facility on the Premises (any and all of the foregoing being herein collectively called an "Alteration"), unless and until, in each instance, Tenant shall have and submitted to Landlord plans, specifications and other materials as Landlord may request, and Landlord shall have approved same. Subject to the limitations expressed in Section 4.01 hereof prior to the Use Restriction Termination Date, Tenant may, without Landlord's consent, but only to the extent permitted by applicable law, place, erect or maintain signs on or about the Premises, provided Tenant shall remove the same at the expiration or sooner termination of the Term.

          6.02.  Manner of Construction.

                (A)  All Alterations shall be constructed by
Tenant, without expense to Landlord, in a good and workmanlike manner, employing new materials of good quality, and in compliance with the Landlord-approved plans and specifications therefor and all applicable permits, laws, ordinances and regulations and orders, rules and regulations of the Board of Fire Insurance Underwriters or any other body exercising similar functions, and in compliance with the terms and conditions of this Lease.

                (B)  Promptly upon the completion of
construction of each Alteration, Tenant shall deliver to Landlord one complete set of "as built" drawings thereof.

          6.03. Title to Alterations. Except to the extent otherwise expressly provided herein, upon the completion of construction of each Alteration, such Alteration shall automatically be deemed part of the Improvements and Premises for purposes of this Lease and, upon any termination of this Lease or Tenant's right of possession of the Premises, title to such Alterations automatically shall pass to, vest in and belong to Landlord without further action on the part of either party and without cost or charge to Landlord. Notwithstanding the foregoing, Landlord may condition Landlord's approval of Tenant's construction of an Alteration on Tenant's agreement to remove all or a portion of such Alteration at the end of the Term hereof and, in such event, upon any termination of this Lease or Tenant's right of possession of the Premises, all such Alterations, or any part or parts thereof so designated by Landlord at the time of Landlord's approval thereof, shall be removed from the Premises and the Premises restored substantially to their condition immediately prior to the construction thereof, all at Tenant's expense.

ARTICLE VII - SURRENDER

          7.01. Delivery of Possession. Tenant shall, on the Expiration Date of the Term, or upon any earlier termination of this Lease, or upon any termination of Tenant's right to possess the Premises pursuant to the provisions of this Lease, well and truly surrender and deliver up the Premises into the possession and use of Landlord (except as may be otherwise required by Landlord pursuant to Article VI hereof) without fraud or delay and in the condition in which Tenant has herein agreed to maintain them, broom clean and free and clear of all lettings, occupancies, liens and encumbrances of any party claiming through Tenant, other than those existing immediately prior to the commencement of the Term. If Tenant holds over in the Premises after the expiration of the Term or any earlier termination of this Lease or of Tenant's right to possess the Premises, then, at Landlord's option, and without limitation to any right or remedy of Landlord with respect to such holding over, such holding over shall create a tenancy at sufferance only, subject to Tenant's obligation to pay rental equal to 200% of the Rent (prorated on a daily basis) in effect immediately prior to such expiration or termination, and subject to all the provisions and conditions of this Lease, other than provisions relating to length of Term, which tenancy may be terminated at any time by Landlord giving notice thereof to Tenant.
Landlord's acceptance of any such rental during the period of Tenant's holding over shall not waive or otherwise affect any claim, right or remedy which Landlord may have with respect to such holding over.

          7.02. Removal of Personal Property. Any and all fixtures, machinery, equipment, furniture, furnishings and other personal property furnished or installed by or at the expense of Tenant which does not constitute part of the Premises, shall be removed by Tenant and all damage to the Premises caused by such removal repaired by Tenant, prior to the expiration or earlier termination of the Term or the termination of Tenant's right to possess the Premises.

          7.03. Retention of Personal Property. Any personal property which shall remain on the Premises after the expiration of the Term or earlier termination of this Lease or Tenant's right to possess the Premises may, at the option of Landlord, be deemed to have been abandoned by Tenant and may be retained by Landlord as Landlord's property or be disposed of, without liability of Landlord, in such manner as Landlord may see fit, or Landlord, at its option, may require Tenant to remove the same at Tenant's expense. In case of such removal, all costs of removal and of repairing any damage to the Premises arising from such removal shall be paid by Tenant upon Landlord's demand. Tenant shall pay to Landlord on demand (a) a reasonable fee for storing and disposing of any such personal property, and (b) all costs and expenses incurred by Landlord in storing and disposing of any such personal property (including, without limitation, counsel fees relating to claims against Landlord by any and all parties claiming interests in such personal property).

ARTICLE VIII - INSURANCE

          8.01. Casualty Insurance. Tenant shall at all times during the Term keep the Premises insured for the protection of Landlord against such risks, and with such coverages, as Landlord shall from time to time require, including without limitation, broad form fire and extended coverage insurance, in an amount not less than the full replacement value (as from time to time designated by Landlord) of all Improvements, with coverage (in addition to the standard coverage afforded by such insurance) for theft, vandalism, malicious mischief, boiler explosion, and rent insurance with respect to the Rent payable for the one year period following the occurrence of any casualty. All insurance policies required by this Section shall contain (a) a noncontributory mortgagee clause in favor of all holders of mortgages affecting the Premises, (b) a waiver of subrogation as to Landlord, and (c) a waiver of co-insurance as to Landlord and all holders of mortgages on the Premises.

          8.02. Liability Insurance. Tenant, at Tenant's sole cost and expense, shall maintain commercial general liability insurance against any claims for bodily injury, death or property damage, occurring on, in or about the Premises, and on, in or about the adjoining streets, property, parking lots and passageways, and against contractual liability for any such claims, such insurance to afford minimum protection (including excess coverage) in the amount of $3,000,000. Landlord, and any mortgagee of the Premises designated by Landlord, shall be named as additional insured parties under all such policies.

          8.03. General Requirements. Without limitation to the foregoing, the following provisions shall apply to each and every policy of insurance which Tenant is hereby required to carry: (a) the form, amount and coverage of each policy, and the insurer under each policy, shall be subject to Landlord's approval, (b) Tenant shall cause each carrier to deliver its certificate of insurance to Landlord and any holder of a mortgage on the Premises designated by Landlord, certifying the applicable insurance provisions herein required, (c) within five days after Landlord's request, Tenant shall deliver to Landlord and any holder of a mortgage on the Premises designated by Landlord a copy of each policy, (d) each certificate shall state that the applicable policy has been prepaid by Tenant for a minimum period of one year (or in lieu of such statement, Tenant shall provide Landlord with evidence of such prepayment), and shall require 30 days written notice by the carrier to Landlord and any holder of a mortgage on the Premises designated by Landlord prior to any cancellation, expiration, amendment or lapse thereof, (e) at least 30 days prior to the expiration of each policy, Tenant shall provide Landlord and any holder of a mortgage on the Premises designated by Landlord with certificates (or copies of policies, if required by Landlord as aforesaid) of renewal or replacement policies, (f) each policy shall be issued by a carrier duly licensed in the state in which the Premises are located, (g) Tenant shall not permit any condition to exist on the Premises, and shall not commit any act or omission, which would wholly or partially invalidate any insurance, (h) if any insurance shall expire, be withdrawn, lapse, become void or unsecure by reason of Tenant's breach of any condition thereof or by reason of the failure or impairment of the capital of any carrier thereof, or if for any reason whatsoever the insurance shall be unsatisfactory to Landlord, Tenant shall place new insurance on the Premises which conforms to the insurance requirements herein set forth, and (i) in the event of any default by Tenant with respect to its obligations pertaining to insurance, Landlord, at its option but without being obliged to do so, and in addition to any other rights and remedies Landlord may have on account of such default, shall have the right to cure such default (including, without limitation, the right to purchase single interest coverage protecting only the interest of Landlord, the right to make premium payments and the right to cause changes to be made to policies then carried by Tenant), whereupon all costs and expenses incurred by Landlord in curing such default together with interest at the Default Rate from the respective dates of expenditures by Landlord, shall be paid by Tenant on demand. Tenant may maintain any or all of the foregoing insurance coverages under blanket insurance policies covering other premises and property owned or leased by Tenant so long as the coverages afforded with respect to the Premises under such blanket policies are at least equal to the required limits hereunder and coverage is not reduced below such limits by reason of occurrences elsewhere.

          8.04. Accidents. Upon the occurrence of any accident, injury or personal property casualty in or about the Premises, Tenant shall give immediate notice thereof to Landlord, and shall provide Landlord with evidence that such liability of Landlord relating thereto is covered by the insurance which Tenant is required by this Lease to carry.

          8.05. Proof of Loss. In the event of any loss or damage to the Improvements, or any part thereof, for which a claim may be rendered against any such policy of insurance, Landlord, at its option (and without limitation to Landlord's rights under the preceding paragraph), may submit proof of loss to the appropriate insurer, and may apply for and be named the sole payee for proceeds of any such loss or damage.

          8.06. Restoration. If the Improvements, or any part thereof, are destroyed or damaged by any cause, Tenant shall, as below required by Article XVII, give immediate notice thereof to Landlord and restore, repair and rebuild the Premises. Landlord shall make available to Tenant all proceeds of insurance actually paid under policies Tenant is hereby required to carry, to the extent necessary to pay the actual costs and expenses of such repair or restoration of the Premises, provided that Landlord shall have the right to elect from time to time: (i) to disburse such proceeds directly to Tenant or to Tenant's contractor monthly as the repair or restoration progresses based on the work complete, (ii) to complete such repair or restoration itself, using such proceeds for such purpose, or
(iii) to apply such proceeds to the Rent if any default by Tenant shall occur.

          8.07. Mutual Waiver of Subrogation. Any provision of this Lease to the contrary notwithstanding, Landlord and Tenant hereby release the other from any and all liability or responsibility to the other or anyone claiming through or under them by way of subrogation or otherwise from any and all liability for any loss or damage to the property of the releasing party to the extent that the releasing party's loss or damage is insured under commercially available "all risk" property insurance policies, even if such loss or damage or legal liability shall be caused by or result from the fault or negligence of the other party or anyone for whom such party may be responsible and even if the releasing party is self-insured or the amount of the releasing party's insurance is inadequate to cover the loss or damage or legal liability. It is the intention of the parties that Landlord and Tenant shall look solely to their respective insurance carriers for recovery against any such loss or damage or legal liability, without such insurance carriers having any rights or subrogation against the other party.

ARTICLE IX - PERFORMANCE OF TENANT'S AGREEMENTS

          If Tenant shall at any time fail to observe or perform any of its agreements or obligations under this Lease, and such failure shall continue beyond any default cure period specified herein, then Landlord shall have the right, but not the obligation, in addition to all its other rights and remedies, to observe or perform all or part (as Landlord may elect) of such agreements or obligations on behalf of Tenant, in which event Landlord shall have the right to enter the Premises for such purposes. All costs and expenses (including without limitation counsel fees) incurred by Landlord in exercising any of its rights under this Article, together with interest thereon at the Default Rate from the respective dates of Landlord's incurring of such costs or expenses until the date of payment, shall constitute Additional Rent and shall be paid by Tenant to Landlord on demand.

ARTICLE X - REPAIRS AND MAINTENANCE

          10.01. Repair of Premises. Throughout the Term of this Lease, Tenant, at Tenant's sole cost and expense, shall take good care of the Premises, including the roof, all interior and exterior structural elements, and the parking lots, sidewalks and curbs (if any) adjoining the Premises, and shall keep the same in good order and condition, and make all necessary repairs thereto, ordinary and extraordinary, interior and exterior. When used in this Article, the term "repairs" shall include all necessary replacements and alterations as well as the correction of construction defects in the Improvements. All repairs made by Tenant shall be substantially equivalent in quality and class to the original work.

          10.02. No Obligation of Landlord to Make Repairs. Landlord shall not be required to furnish any services or facilities or to make any repairs in or to the Premises. Tenant hereby assumes the full and sole responsibility for the condition, operation, repair, replacement, maintenance and management of the Premises. Notwithstanding the foregoing, but subject to the limitations expressed in Section 1.06 hereof, Landlord shall perform the HVAC Repair Work, at Landlord's sole cost and expense, no later than the Commencement Date.

          10.03. Commission of Waste. Tenant shall not cause or permit any waste or damage, disfigurement or injury to any of the Premises or any part or parts thereof.

ARTICLE XI - COMPLIANCE WITH LAWS, ORDINANCES, ETC.

          11.01. Compliance with Laws. Throughout the Term of this Lease, Tenant, at Tenant's sole cost and expense, shall conform to, comply with and take any and all action necessary to avoid or eliminate any violation of all present and future laws, statutes, ordinances, orders, rules, regulations or requirements of any federal, state or municipal government, agency, department, commission, board or officer having jurisdiction, foreseen or unforeseen, ordinary or extraordinary, which shall be applicable to the Premises, or any part thereof, or to the use or manner of use thereof by any of the occupants thereof, whether or not such law, ordinance, order, rule, regulation or requirement necessitates structural changes or improvements or interferes with the use and enjoyment of the Premises.

          11.02.  Compliance with Insurance Requirements.
Tenant shall observe and comply with the requirements of all policies of insurance which Tenant is required hereby to maintain from time to time with respect to the Premises, and all orders, rules and regulations of the Board of Fire Insurance Underwriters (or any other body exercising similar functions) applicable thereto, or any use, manner of use or condition thereof.

          11.03. Contest by Tenant. Tenant shall have the right to contest, by appropriate proceedings diligently conducted in good faith, without cost or expense to Landlord, the validity or application of any law, ordinance, order, rule, regulation or requirement of the nature referred to in this Article, provided that the delay in conformance to or compliance with the same, attendant upon and pending the prosecution of such proceedings, shall not subject Landlord to any fine, penalty or criminal liability or render the Premises, or any part thereof, liable to lien, forfeiture or loss. In the event of the termination of this Lease prior to the conclusion of such contest, Tenant shall immediately comply with any such contested law, ordinance, order, rule, regulation or requirement. Tenant shall, within 10 days after Landlord's demand, reimburse Landlord for all costs and expenses (including, without limitation, counsel fees) incurred by Landlord in connection with any such contest. Tenant shall defend, indemnify and save harmless Landlord from all other liability, costs and expenses incurred in connection with any such contest.

          11.04. Permits. Throughout the Term of this Lease, Tenant, at Tenant's sole cost and expense, shall procure and maintain all permits, licenses and authorizations required by the Tenant for the Premises and each part thereof, and any use of the Premises permitted hereby by Tenant, and for the lawful and proper operation and maintenance thereof.

ARTICLE XII - CONSTRUCTION LIENS

          Tenant shall not suffer or permit any construction lien to be filed against the interest of Landlord or Tenant in the Premises by reason of work, services or materials supplied to Tenant, the Premises, or any part thereof. If any such lien shall be filed at any time, Tenant shall promptly, and in any event within 30 days after the filing thereof, cause the same to be discharged of record, provided, if Tenant shall promptly bond such lien with a responsible surety company, Tenant may contest the amount or validity of any such lien by appropriate proceedings, diligently prosecuted, and such contest shall defer for its duration Tenant's duty hereunder to discharge the same.

ARTICLE XIII - INSPECTION OF PREMISES BY LANDLORD

          Tenant shall permit Landlord and the duly authorized representatives of Landlord to enter the Premises, including without limitation the interior of the Improvements, at all reasonable times during usual business hours for the purpose of inspecting the same.

ARTICLE XIV - INDEMNIFICATION OF LANDLORD

          Tenant agrees to defend with counsel reasonably satisfactory to Landlord, indemnify and save harmless Landlord from and against any and all claims, damages, losses, costs and expenses, including without limitation counsel fees, suffered or incurred by Landlord with respect to: (a) the conduct, operation or management of, or any work, act or thing whatsoever done in, on or about the Premises by or at the direction of Tenant or those for whom Tenant is legally liable, (b) the condition of the Premises, (c) any breach or default on the part of Tenant in the observance or performance of any of its agreements or obligations hereunder, (d) any act or forbearance of Tenant or any sublessee or concessionaire of Tenant or any of Tenant's or such sublessee's or concessionaire's agents, contractors, servants, employees, business invitees, licensees, visitors or guests with respect to the Premises, and (e) any accident, injury to or death of any person or damage to any property howsoever caused in or on the Premises, except to the extent that any of the foregoing arise from the negligence or intentional misconduct of Landlord.

ARTICLE XV - TENANT'S ACCEPTANCE OF CONDITION OF PREMISES

          Landlord has made the Premises available for Tenant's inspection and testing, and Tenant has heretofore inspected and tested same to the extent and as often as Tenant deemed necessary. Tenant hereby leases the Premises, and accepts them "as is" in their present condition, as a result of whatever inspecting and testing Tenant deemed necessary, and not as a result of or in reliance upon any representation or warranty of any nature whatsoever by Landlord, or any employee or agent of Landlord. Landlord shall not be liable for any latent or patent defect in the Premises, including, without limitation, any building or improvement constituting part thereof.

ARTICLE XVI - DEFAULT BY TENANT

          16.01. Event of Default. Tenant shall not be deemed to be in default hereunder unless one or more of the following events ("Event of Default") shall have occurred:

                  (A) Failure on the part of Tenant to pay the Rent or any other sum of money called for herein when due and the continuation of such default for five days after notice from Landlord;

                  (B) Failure on the part of Tenant to observe or perform any other covenant, agreement or undertaking of the Tenant contained in this Lease, and the continuation of such failure for twenty days after notice from Landlord, and if such default cannot reasonably be cured within such twenty day period, Tenant shall not be in default hereunder if Tenant commences to cure within such twenty day period and prosecutes the cure to completion in good faith and with due diligence;

                  (C)  If Tenant abandons or ceases business
operations within the Premises (beyond any applicable grace periods) at any time during the Term of this Lease or any renewal thereof;

                  (D) If Tenant shall file a voluntary petition in bankruptcy or shall be adjudicated a bankrupt or insolvent, or in any action or proceeding shall file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal or state bankruptcy, reorganization or debt reduction law, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant or of all or substantially all of Tenant's property or of the Premises; and

                  (E) If within 60 days after the commencement of any proceeding against Tenant seeking any reorganization, arrangement, composition, readjustment, liquidation, debt adjustment, dissolution or similar relief under any present or future federal or state law, such proceeding shall not have been dismissed; or if, within 60 days after the appointment, without consent or acquiescence of Tenant, of any trustee, receiver or liquidator of Tenant or of all or substantially all of Tenant's property or of the Premises, such appointment shall not have been vacated; or if, within 60 days after the expiration of any such stay, such appointment shall not have been vacated.

          16.02. Multiple Defaults. Notwithstanding any contrary provision hereof, Landlord shall not be required to give any notice of default to Tenant (and the foregoing provisions of this Article determining Events of Default shall be deemed to exclude all provisions regarding notice of default) if, on two or more occasions during any period of not more than twelve months, Tenant shall have defaulted in the observance or performance of any of its agreements or obligations hereunder, and Landlord shall have given Tenant notice of default with respect thereto.

          16.03. Landlord's Remedies for Tenant's Default. If any Event of Default shall have occurred and then be continuing, then in addition to all rights and remedies provided by law or equity, or provided for elsewhere in this Lease, Landlord shall have all of the rights and remedies specified in the following paragraphs of this Section.

                  (A) Landlord shall have the right, by notice to Tenant, to accelerate all Basic Rent due hereunder and otherwise payable in installments over the remainder of the Term, and, at Landlord's option, Additional Rent to the extent that Additional Rent can be determined and calculated to a fixed sum; and the amount of accelerated rent shall be due and payable by Tenant upon Landlord's demand. Additional Rent which has not been included, in whole or in part, in accelerated rent, shall be due and payable by Tenant during the remainder of the Term, in the amounts and at the times otherwise provided for in this Lease. Notwithstanding the foregoing or the application of any rule or law based on election of remedies or otherwise, if Tenant fails to pay the accelerated rent in full when due, Landlord shall have the right to terminate Tenant's further right to possession of the Premises or, as Landlord may elect, to terminate this Lease, as below provided. If Tenant shall tender payment of part but not all of the accelerated rent, then Tenant's failure to make full payment shall be deemed a separate Event of Default hereunder, without any obligation of Landlord to give notice of default and without any opportunity of Tenant to cure such default, and, Landlord shall have the right to refuse to accept same, or to accept same and to apply such partial payment, or portions thereof, to the various obligations and sums owing by Tenant hereunder in such order and priority as Landlord, in its sole discretion, shall determine.

                  (B)  At any time following the occurrence of
an Event of Default or the expiration or sooner termination of the Term, Landlord immediately shall have the right, whether or not Landlord elects to terminate this Lease, to recover possession of the Premises by all lawful means. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed of the Premises for any cause, or in the event of Landlord obtaining possession of the Premises, by reason of Tenant committing an Event of Default or otherwise.

                  (C) If, at any time following the occurrence of an Event of Default, Landlord, without terminating this Lease, shall recover or be entitled to recover possession of the Premises, then: (i) Landlord may, but shall not be obliged to, relet the Premises, or any part or parts thereof, and/or, at Landlord's election, demolish or renovate the Improvements and relet the remaining Premises, or any part or parts thereof, on such terms as Landlord may deem desirable, and (ii) Tenant shall continue to be obliged to pay the full Rent reserved by this Lease and to observe and perform all its agreements and obligations hereunder. The failure or inability of Landlord to relet the Premises or any part or parts thereof shall not release or affect Tenant's liability for such Rent. If Landlord so relets the Premises, then Landlord shall credit against Tenant's continuing obligation to pay Rent, the net rentals actually received by Landlord for such reletting, after first deducting expenses as Landlord may incur in connection with such reletting, including, without limitation, counsel fees and expenses, brokerage fees and commissions, advertising expenses and of demolishing or renovating the Improvements (if, and to the extent, Landlord elects to do so and only if such actions reduce Tenant's total liabilities under this Lease) and of preparing the Premises for reletting. Landlord, in putting the Premises, or any part or parts thereof as Landlord may elect, in good order, or in preparing the same for rerental, may, at Landlord's option, make such alterations, repairs, replacements, and decorations therein as Landlord, in Landlord's sole judgment, considers advisable, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from any liability hereunder. Landlord shall in no event be liable in any way whatsoever for failure to relet the Premises, or, in the event that the Premises are relet, for failure to collect the rent under such reletting, and in no event shall Tenant be entitled to receive any excess of such net rents, if any, over the Rent payable by Tenant to Landlord hereunder. No re-entry or reletting of the Premises by Landlord following Tenant's default, and no payment by Tenant of the Rent thereafter, shall constitute a release of any of Tenant's liability hereunder (except to the extent of such payment of Rent) or shall prejudice Landlord's claim for and right to collect from Tenant other sums payable by Tenant hereunder, or Landlord's actual damages with respect to any Event of Default occurring hereunder.

                  (D)  At any time following the occurrence of
an Event of Default, Landlord may give Tenant notice of Landlord's intention to terminate this Lease on a date specified in such notice, and upon such date, the Term hereof and the estate hereby granted with respect to the Premises shall terminate, without any right of Tenant to redeem same or to prevent such forfeiture, and Tenant shall surrender possession of the Premises to Landlord (except to the extent Tenant shall be obliged to remove Alterations pursuant to Article VI hereof). Upon such termination, Landlord shall be entitled to recover from Tenant in addition to all accrued rental and other sums due from Tenant as of such termination date, damages in an amount equal to: (i) the amount of Rent reserved for the balance of the Term, plus (ii) all costs and expenses incurred by Landlord in doing any and all of the following, to the extent Landlord elects to do so: securing possession of the Premises from Tenant, disposing of any Personalty located in the Premises, restoring the Premises to the condition in which Tenant is herein obliged to surrender same to Landlord, preparing and attempting to relet the Premises, maintaining and safeguarding the Premises, demolishing the Premises, renovating the Premises, and recovering said damages from Tenant. Such costs and expenses shall include, without limitation, attorneys' fees and expenses, brokerage fees and expenses, watchmen's wages and insurance premiums. No act or proceeding done or undertaken by Landlord with respect to an Event of Default shall constitute a termination of this Lease by Landlord unless and until Landlord shall give to Tenant the termination notice provided for above.

                  (E)  If proceedings shall be commenced to
recover possession of the Premises and Improvements either at the end of the Term or upon sooner termination of this Lease or of Tenant's right to possess the Premises, or for nonpayment of Rent or for any other reason, Tenant agrees that, any custom or statute to the contrary notwithstanding, the notice and cure rights expressly set forth herein shall be sufficient in either or any such case.

          16.04.  Miscellaneous Default Provisions.

                  (A)  Tenant expressly waives the benefits of
all laws, now or hereafter in force, exempting any property or goods on the Premises or elsewhere, and the proceeds of the sale thereof, from distraint, levy, sale, execution or other legal proceedings taken by the Landlord to enforce any rights under this Lease.

                  (B)  The right to enforce all of the
provisions of this Lease may, at the option of any assignee of Landlord's rights in this Lease, be exercised by any such assignee.

                  (C)  Any notation or statement by Tenant on
any draft, check or other method of payment of any obligation hereunder, or in any writing accompanying or accomplishing such payment, which notation, or statement purports to impose conditions on such payment or to invoke the doctrine of accord and satisfaction, shall be absolutely void and of no effect, and may be ignored by Landlord.

                  (D) No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder or now or hereafter existing at law or in equity. Landlord shall be entitled to injunctive relief in case of the violation, or attempted or threatened violation, of any covenant, agreement, condition or provision of this Lease and to a decree compelling performance of any covenant, agreement, condition or provision of this Lease, or to any other remedy allowed by law or in equity.

                  (E) No failure by Landlord to insist upon the strict performance of any covenant, agreement, term or condition of this Lease on the part of Tenant to be performed, or to exercise any permitted right or remedy consequent upon a default therein, and no acceptance of Tenant's performance or of Tenant's payment of full or partial Rent after such default, shall constitute a waiver by Landlord of such default or of such covenant, agreement, term or condition, or any right or remedy of Landlord with respect thereto.

ARTICLE XVII - DAMAGE AND DESTRUCTION

          17.01. Damage by Fire, etc. In the event that any of the Improvements shall be damaged or destroyed by fire or any other hazard, risk or casualty whatsoever (such damaged or destroyed Improvements being herein called the "Damaged Improvements"), then Tenant shall give prompt notice thereof to Landlord, and, unless this Lease is terminated as expressed in
Section 17.04 hereof, Tenant shall, as soon as possible, at Tenant's cost and expense, restore, replace and repair the Damaged Improvements to the condition that existed immediately prior to the fire or other casualty. Such work by Tenant shall be done pursuant to plans, specifications and a work schedule which shall be subject to Landlord's prior approval, which approval shall not be unreasonably withheld, conditioned or delayed.

          17.02. Restoration. In the event Tenant shall be obliged to restore, repair or replace the Damaged Improvements, then Tenant, regardless of the sufficiency or availability of the proceeds of insurance, shall restore or replace the Damaged Improvements as nearly as possible to the value and condition thereof as they existed prior to such damage or destruction, such restoration or replacement to be begun promptly following such damage or destruction, and continued diligently until completion thereof.

          17.03. No Abatement of Rent. No damage to or destruction of any of the Premises as a result of fire or any other hazard, risk or casualty whatsoever shall permit Tenant to surrender this Lease or shall relieve Tenant from Tenant's liability to pay the full Rent payable under this Lease, except to the extent Landlord actually receives rent interruption insurance proceeds, or from any of Tenant's other obligations hereunder, except to the extent otherwise provided in this Article, and Tenant waives any right now or hereafter conferred upon Tenant by statute or otherwise to surrender this Lease or the Premises, or any part thereof, or to any suspension, diminution, abatement or reduction of Rent, by reason of such damage or destruction.

          17.04. Termination of Lease. Any provision of this Lease to the contrary notwithstanding, in the event that (a) the Damaged Improvements constitute 50% or more of the floor area of the Premises, (b) it will take more than 180 days to repair and restore the Damaged Improvements or (c) the damage or destruction occurs during the last two years of the Term, Landlord and Tenant each shall have the right on or prior to the 60th day following the occurrence of such damage or destruction, to terminate this Lease by giving notice to the other party. Upon any such termination, Tenant shall pay to Landlord an amount equal to the cost to repair and restore the Damaged Improvements to the condition that existed immediately prior to the fire or other casualty either in cash or, at Landlord's election, by assignment of all insurance policies and proceeds with respect to the Damaged Improvements.

ARTICLE XVIII - CONDEMNATION

          18.01. Total Taking. In the event that the whole of the Premises shall be taken under the exercise of the power of eminent domain or by agreement with any condemnor in lieu of such taking (herein called a "Total Taking"), then this Lease shall terminate as of the earlier of the date when title thereto vests in the condemnor or the date when possession thereof shall be delivered to the condemnor.

          18.02. Award on Total Taking. The entire award with respect to any Total Taking shall be paid to Landlord, except that Tenant shall be entitled to any award which the condemnor may make, and which shall be provided for by law, specifically for Tenant's moving expenses and business dislocation damages, provided that same are not deducted from the award otherwise payable to Landlord.

          18.03. Partial Taking. In the event that any portion or portions of the Premises shall be taken under the exercise of the power of eminent domain or by agreement with any condemnor in lieu of such taking (herein called a "Partial Taking"), then this Lease, only as to the portion or portions so taken, shall terminate as of the date possession thereof shall be delivered to the condemnor, but otherwise this Lease shall remain in full force and effect. If following a Partial Taking Tenant reasonably and in good faith determines that the Premises as altered by the Partial Taking can no longer be used for Tenant's business purposes, Tenant may terminate this Lease by notice to Landlord not later than 90 days following the date of the Partial Taking.

          18.04. Reconstruction. If during the Term there shall be a Partial Taking, then, unless this Lease is terminated by Tenant as expressed in Section 18.03, (a) Tenant shall repair and restore the remaining portion of the Premises so that they constitute architectural units with the same general character and condition to the nearest extent possible under the circumstances as the previous Premises, (b) Landlord shall make condemnation damages received by Landlord available to Tenant, to the extent necessary to reimburse Tenant for Tenant's repair and restoration expenses, and (c) this Lease shall remain in full force and effect with respect to such remaining portion of the Premises.

          18.05. Award on Partial Taking. The entire award with respect to any Partial Taking shall be paid to Landlord.

          18.06. Settlement Agreement. For the purposes of this Lease, all amounts paid pursuant to an agreement with any condemnor in settlement of any condemnation or any eminent domain proceeding affecting the Premises shall be deemed to constitute an award made in such proceeding, provided that no action of Landlord to settle or compromise its claim shall be deemed a settlement or satisfaction of any independent claim or award to which Tenant may be entitled for Tenant's moving expenses, business dislocation damages or otherwise.

          18.07. Abatement in Basic Rent. In the case of a Partial Taking which does not result in a termination of this Lease, the annual Basic Rent payable under this Lease after possession of the portion so taken shall be delivered to the condemnor shall be reduced in the same proportion as the amount of usable floor area of the buildings, drive throughs and automatic teller machine kiosks constituting part of the Premises shall have been reduced by such Taking; but any such Partial Taking shall not relieve Tenant from Tenant's liability to pay the full Additional Rent payable under this Lease, or from any of Tenant's other obligations hereunder, and, except as herein expressly provided, Tenant waives any right now or hereafter conferred upon Tenant by statute or otherwise to any suspension, diminution, abatement or reduction of Rent or to surrender this Lease or the Premises by reason of such Partial Taking.

ARTICLE XIX - ASSIGNMENT, SUBLETTING AND MORTGAGING

          19.01.  Voluntary Assignment or Other Transfer of
                  Lease.

                  (A)  Except as otherwise provided in this
Section, Tenant shall not mortgage, pledge, hypothecate, assign or transfer this Lease, or any part or portion of the Term hereby created, or any interest therein, without, in each instance, having first obtained the prior written consent of Landlord, which consent Landlord shall not unreasonably withhold, and in case any such consent is given, no subsequent similar transaction shall be entered into by Tenant or Tenant's assignee or transferee without again obtaining the consent of Landlord thereto. Notwithstanding Landlord's consent, no such assignment or transfer shall be valid unless there shall be delivered to Landlord, within 30 days after the date of the assignment or transfer: (i) a duplicate original of the instrument of assignment or transfer; and (ii) an instrument of assumption by the assignee or transferee of all of Tenant's obligations under this Lease in form satisfactory to Landlord.

                  (B)  Subject to the foregoing provisions of
this Section, the obligations of this Lease shall bind and benefit the assignees and transferees of Tenant, and any such assignee or transferee, by accepting such assignment or transfer, shall be deemed to have assumed all such obligations.

                  (C)  Except as otherwise provided in this
Section, neither this Lease, nor the leasehold estate of Tenant, nor any interest of Tenant hereunder in the Premises shall be subject to involuntary assignment, transfer or sale, or to assignment, transfer or sale by operation of law in any manner whatsoever, and any such attempted involuntary assignment, transfer or sale shall be void and of no effect.

          19.02. Subletting. Except as otherwise provided in this Section, Tenant shall not sublease the Premises, or any portion thereof, or grant licenses and concessions thereat, without, in each instance, the prior written consent of Landlord, which consent Landlord shall not unreasonably withhold. Notwithstanding Landlord's consent, no such subletting, license or concession shall be valid, unless Tenant, prior to the effective date of such transaction, shall deliver to Landlord copies of each instrument evidencing the sublease, license agreement or concession agreement entered into by Tenant.

          19.03. Transactions with Affiliates; Landlord's Recapture Rights. Landlord acknowledges that Tenant has advised Landlord that Tenant intends to assign this Lease and all rights and obligations hereunder to an entity formed by Tenant members ("Tenant Bank") and to qualify the Tenant Bank as a federally chartered bank. Landlord hereby consents to and approves of the assignment of this Lease to the Tenant Bank and agrees that, following such assignment, (i) all references in this Lease to "Tenant" shall be deemed to refer to "Tenant Bank" and its successors and permitted assigns (and not to the original Tenant that executed this Lease, (ii) the Tenant Bank shall assume and be responsible for all duties and obligations of "Tenant" hereunder and (iii) any provision of Section 19.04 to the contrary notwithstanding, the original Tenant that executed this Lease shall be released from all further liability hereunder. Thereafter, any provision of this Article to the contrary notwithstanding, but subject nevertheless to the provisions of
Section 19.04 hereof, Tenant shall be permitted to assign this Lease or sublet all or a portion of the Premises to any entity that (i) controls, is controlled by or under common control with Tenant, (ii) is the surviving entity of a merger or other corporate combination with or into Tenant or (iii) acquires all or substantially all of the assets and liabilities of Tenant (any such entity, an "Affiliate"), all upon prior notice to Landlord, but without the need to obtain Landlord's consent or approval. In the event that Tenant desires to assign this Lease or to sublet more than 50% of the Premises other than to an Affiliate of Tenant, Tenant shall first give Landlord written notice of such proposed assignment or subletting, which notice shall specify the terms and conditions of the proposed assignment or subletting. In such event, Landlord shall have the right, exercisable by written notice to Tenant within 30 days following the date of Tenant's notice to Landlord, either
(a) in the case of a proposed assignment of this Lease, to terminate this Lease, effective as of the date set forth in Tenant's notice to Landlord as the proposed effective date for the assignment of this Lease by Tenant or (b) in the case of a subletting of more than 50% of the Premises, to recapture and delete from the Premises for the term of the proposed subletting those portions of the Premises proposed to be sublet in Tenant's notice to Landlord, effective as of the date set forth in Tenant's notice to Landlord as the proposed effective date for the subletting. In the event Landlord exercises such termination and recapture right, all of Tenant's rights and obligations with respect to the Premises or, in the case of a subletting, those portions of the Premises covered by the proposed subletting and only for the term of the proposed subletting, including, without limitation, Tenant's obligation to pay Rent with respect thereto, shall cease and terminate as of the effective date for the Lease termination or Premises recapture as described above. In the event that Landlord fails to timely exercise its termination and recapture rights by written notice to Tenant within the 30 day period, such right shall be deemed waived by Landlord and of no further force and effect with respect to the proposed assignment or subletting transactions described in Tenant's notice.

          19.04. Tenant Remains Responsible. Notwithstanding any assignment or subletting (other than the assignment of the Lease to the Tenant Bank as expressed in Section 19.03 hereof), whether or not consented to or required to be consented to by Landlord, Tenant and any person who may in the future become a successor to or guarantor of Tenant's obligations under this Lease shall at all times remain fully responsible and liable for the payment of the Rent herein specified and for compliance with all of Tenant's other obligations under this Lease.

          19.05. FDIC. Notwithstanding any other provision in this Lease, in the event the depository institution then operating on the Premises (a) shall become insolvent or bankrupt or its interests under this Lease shall be levied upon or sold under execution or other legal process, or (b) is closed or is taken over by any depository institution supervisory authority ("Authority"), Landlord may, in either such event, terminate this Lease only with the concurrence of any Receiver or Liquidator appointed by such Authority; provided that in the event this Lease is terminated by the Receiver or Liquidator (but not otherwise), the maximum claim of Landlord for Rent, damages or indemnity for injury resulting from the termination, rejection, or abandonment of the unexpired Lease shall by law in no event be in an amount equal to all accrued and unpaid Rent to the date of termination.

ARTICLE XX - NOTICES

          All notices, demands, requests, consents and other communications required or relating to this Lease shall be effective only if in writing, and shall be personally delivered (by courier, overnight delivery service or otherwise), or shall be mailed United States registered or certified mail, return receipt requested, postage prepaid, to the other respective party at its address set forth below, or at such other address as such other party shall designate by notice. Any official courier or delivery service receipt or U. S. Postal Service delivery receipt shall constitute conclusive proof of such delivery.

     If to Landlord:      First States Partners No. 203, LLC
                          c/o First States Partners, L.P.
                          1725 The Fairway
                          Jenkintown, Pennsylvania 19046

     with a copy to:      Edward J. Matey Jr., Esquire
                          Morgan, Lewis & Bockius LLP
                          1701 Market Street
                          Philadelphia, Pennsylvania 19103

     If to Tenant:        CNB Partnership, LLC
                          Attn:  Edward C. Hogan, Esquire,
                          310 West Cuthbert
                          Haddon Township, New Jersey 08108

ARTICLE XXI - QUIET ENJOYMENT

          Tenant, upon observing and keeping all covenants, agreements and conditions of this Lease on Tenant's part to be kept and observed, shall quietly have and enjoy the Premises throughout the Term without hindrance or molestation by Landlord or by anyone claiming by, from, through or under Landlord, subject, however, to the exceptions, reservations and conditions of this Lease.

ARTICLE XXII - ESTOPPEL CERTIFICATES

          22.01. Tenant's Estoppel. Tenant agrees, at any time and from time to time, upon not less than ten days' prior written notice by Landlord, to execute, acknowledge and deliver to Landlord a statement in writing certifying (a) that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), (b) whether there are then existing any offsets or defenses against the enforcement of any of the terms, covenants or conditions hereof upon the part of Landlord or Tenant to be performed (and if so, specifying the same), (c) the dates to which the Rent and other charges have been paid in advance, if any, and (d) stating whether, to the best knowledge of Tenant, Landlord is in default in Landlord's performance of any covenant, agreement or condition contained in this Lease and, if so, specifying each such default of which Tenant may have knowledge and also stating whether any notice of default has been given under this Lease which has not been remedied and, if so, stating the date of the giving of said notice, it being intended that any such statement delivered pursuant to this Section may be relied upon by any prospective purchaser of the Premises.

          22.02. Landlord's Estoppel. Landlord agrees, at any time and from time to time, upon not less than ten days' prior written notice by Tenant, to execute, acknowledge and deliver to Tenant a statement in writing certifying (a) that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), (b) the dates to which the Rent and other charges have been paid in advance, if any, and (c) stating whether, to the best knowledge of Landlord, Tenant is in default in Tenant's performance of any covenant, agreement or condition contained in this Lease and, if so, specifying each such default of which Landlord may have knowledge and also stating whether any notice of default has been given under this Lease which has not been remedied and, if so, stating the date of the giving of said notice, it being intended that any such statement delivered pursuant to this Section may be relied upon by any prospective assignee or mortgagee of this Lease or prospective sublessee of the whole or any part of the Premises.

ARTICLE XXIII - LEASE NOT SUBJECT TO TERMINATION

          23.01. Tenant Remains Bound. Except as otherwise expressly provided herein, this Lease shall not be deemed terminated, nor shall Tenant be entitled to any abatement of Rent, nor shall the respective obligations of Landlord and Tenant hereunder be affected, by reason of any damage to or destruction of all or any portion of the Improvements, any condemnation of a portion thereof, any prohibition of Tenant's use of the Premises, any bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding-up or other proceeding affecting Landlord or any assignee of Landlord, or for any other cause whether similar or dissimilar to the foregoing, any present or future law to the contrary notwithstanding, it being the intention of the parties hereto that the entire Rent shall continue to be payable in all events unless the obligation to pay the same shall be terminated pursuant to the express provisions of this Lease.

          23.02. Lease with First Mortgagee. In the event that, notwithstanding the express provision of this Lease, this Lease shall be deemed terminated by operation of law, or by action of court, or in the event any receiver, trustee in bankruptcy, liquidator or assignee of Landlord shall initiate any action for the taking of the Rent and the application thereof for the benefit of any creditors of Landlord other than the holder of a first mortgage on Landlord's interest in the Premises, then Tenant shall, upon ten days' written demand to Tenant by the holder of said first mortgage, enter into a new lease with said holder containing the same remaining terms and provisions as this Lease. Forthwith upon the execution and delivery of such new lease, this Lease and all obligations of Tenant hereunder shall be deemed terminated without further action by either party hereto.

ARTICLE XXIV - ENVIRONMENTAL OBLIGATIONS.

          24.01. No Hazardous Materials. Tenant covenants that no Hazardous Materials (as hereinafter defined) shall be brought onto, or stored, disposed of or used at the Premises by Tenant or any of its employees, agents, independent contractors, licensees, subtenants or invitees, except for Hazardous Materials that are typically found, brought into, stored or used at comparable general-purpose office complexes similar to the Premises. Except for Hazardous Materials that are typically used in the maintenance and/or operation of plumbing or waste treatment systems of office buildings, no Hazardous Materials shall be placed into the plumbing or waste treatment systems of the Premises.

          24.02. Definition of Hazardous Materials. "Hazardous Materials" means any hazardous or toxic substance, material or waste (including constituents thereof) which is or becomes regulated by one or more applicable governmental or other authority. The words "Hazardous Material" include any material or substance which is (a) listed or defined as a "hazardous waste", "extremely hazardous waste", "restricted hazardous waste", "hazardous substance" or "toxic substance" under any applicable law, rule, regulation or order, (b) petroleum and its by-products, (c) asbestos, radon gas, urea formaldehyde foam insulation, (d) polychlorinated biphenyl, or (e) designated as a pollutant, contaminant, hazardous or toxic waste or substance or words of similar import pursuant to the Federal Water Pollution Control Act (33 U.S.C. 1317), the Federal Resource Conservation and Recovery Act (42 U.S.C. 6903), the Comprehensive Environmental Response, Compensation and Liability Act, as amended (42 U.S.C. 9601 et seq.), the Toxic Substances Control Act (15 U.S.C. et seq.), or the Hazardous Materials Transporta-tion Act (49 U.S.C. Section 1801 et seq.).

          24.03. Notification of Hazardous Materials. Tenant shall promptly (but in any case within 14 days of the occurrence of any of the following events) notify Landlord when Tenant becomes aware of (i) the presence of Hazardous Materials in violation of this Section, (ii) the release or suspected release on or from the Premises and areas immediately adjoining the Premises or in the air of Hazardous Materials, whether or not caused or permitted by Tenant or any subtenant, (iii) the issuance to Tenant, any subtenant or any sub-subtenant of space in, or any other user of, the Premises or any assignee of Tenant of any written communication, notice, complaint or order of violation or non-compliance or liability, of any nature whatsoever, with regard to the Premises or the use thereof with respect to any law, rule regulation or order applicable thereto, and (iv) any written notice of any applicable governmental or other authority of a pending or threatened investigation as to whether Tenant's (or Tenant's permitted subtenant's or assignee's) operation on the Premises are not in compliance with any such laws applicable thereto. Such notice shall include as much detail as reasonably possible, including identity of the location, type and quantity, circumstance, date and time of release and Tenant's response or proposed response to such release. Tenant, at its sole expense, shall promptly (but in any case within 14 days of the occurrence of any of the following events) give any notices to any applicable governmental or other authorities with respect to such release or suspected release, and shall promptly take all actions to remediate the Premises, in accordance with the laws, rules, orders and regulations applicable thereto, and return the Premises to the condition existing prior to the events which resulted in any such release and shall provide to Landlord a detailed description of all such actions, along with copies of communications with or from applicable governmental or other authorities or other third parties, and any reports, opinions and data developed from those actions. Tenant has not and will not, and will not permit any of its employees, agents, independent contractors, licensees, subtenants, affiliates or invitees to, engage in any activity at or on the Premises that will result in liability or potential liability under any environmental or other law, rule, order or regulation.

          24.04. Landlord Access. Tenant shall allow Landlord access to the Premises from time to time during the Term for the purpose of conducting such environmental assessments, investigations or tests as Landlord deems necessary or desirable to assess compliance with the terms of this Section. Tenant shall reimburse Landlord for the cost of such environmental assessment, investigation or test if it reveals the existence of Hazardous Materials in violation of this Article.

          24.05. Tenant Not Liable for Existing Conditions. Any provision of this Lease to the contrary notwithstanding, Tenant shall not be obligated to remediate or otherwise incur any liability for the cost of any Hazardous Materials that are present on or about the Premises on the Commencement Date.

ARTICLE XXV - MISCELLANEOUS PROVISIONS

          25.01. Year 2000. Tenant represents to Landlord that the risk that certain computer applications used by Tenant may be unable to recognize and perform properly date-sensitive functions involving dates prior to and after December 31, 1999, will not result in any material adverse effect on the ability of Tenant to duly and punctually pay or perform its obligations hereunder.

          25.02. Subordination, Attornment and Mortgagee Protection. This Lease is subject and subordinate to all mortgages, deeds of trust, encumbrances and any renewals, modifications, replacements or extensions thereof ("Mortgages") now or hereafter placed upon the Premises and all other encumbrances and matters of public record applicable to the Property, provided, however, with respect to any such Mortgage hereafter placed upon the Premises, Tenant shall subordinate and attorn to the holder of such Mortgage ("Holder") provided such Holder agrees not to disturb Tenant's possession hereof as long as Tenant is not in default hereunder beyond any applicable notice and cure periods provided for herein. If any foreclosure proceedings are initiated by any Holder or a deed in lieu is granted (or if any ground lease is terminated), Tenant agrees, upon written request of any such Holder or any purchaser at foreclosure sale, to attorn and pay Rent to such party and to execute and deliver any instruments necessary or appropriate to evidence or effectuate such attornment (provided such Holder or purchaser shall agree to accept this Lease and not disturb Tenant's occupancy, so long as Tenant does not default and fail to cure within the time permitted hereunder. However, in the event of attornment, no Holder shall be: (i) liable for any act or omission of Landlord, or subject to any offsets or defenses which Tenant might have against Landlord (prior to such Holder becoming Landlord under such attornment), (ii) liable for any security deposit or bound by any prepaid Rent not actually received by such Holder, or (iii) bound by any future modification of this Lease not consented to by such Holder. Any Holder may elect to make this Lease prior to the lien of its Mortgage, by written notice to Tenant, and if the Holder of any prior Mortgage shall require, this Lease shall be prior to any subordinate Mortgage. Tenant agrees to give any Holder by certified mail, return receipt requested, a copy of any notice of default served by Tenant upon Landlord, provided that prior to such notice Tenant has been notified in writing of the address of such Holder. Tenant further agrees that if Landlord shall have failed to cure such default any Holder whose address has been provided to Tenant shall have an additional period of thirty (30) days in which to cure (or such additional time as may be required due to causes beyond such Holder's control, including time to obtain possession of the Property by power of sale or judicial action). Tenant shall execute such documentation as Landlord may reasonably request from time to time, in order to confirm the matters set forth in this Section in recordable form.

          25.03. Integration. This Lease and the documents referred to herein set forth all the promises, agreements, conditions and understandings between Landlord and Tenant relative to the leasing of the Premises, and there are no promises, agreements, conditions or understandings, either oral or written, between them other than as are herein set forth. No subsequent alteration, amendment, supplement, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by them.

          25.04.  No Recording.  This Lease shall not be
recorded or otherwise filed or made a matter of public record, and any attempt to record or file same by Tenant shall be deemed a default by it hereunder.

          25.05. Time of the Essence. Time wherever specified herein for satisfaction of conditions or performance of obligations by the parties is of the essence of this Lease.

          25.06. No Partnership. The parties do not intend to create hereby any partnership or joint venture between themselves with respect to the Premises or any other matter.

          25.07. Severability. Any provision of this Lease that shall be prohibited or unenforceable in any jurisdiction or with respect to any person shall, as to such jurisdiction or person, be ineffective only to the extent of such prohibition or unenforceability, without invalidating the remaining provisions hereof, and any such prohibition or unenforceability shall not invalidate or render unenforceable such provision in any other jurisdiction or, as the case may be, with respect to any other person. To the extent permitted by applicable law, the parties hereto hereby waive any law that renders any provision hereof prohibited or unenforceable in any respect.

          25.08. Authority. Each party warrants that it has full power, authority and legal right to execute and deliver this Lease, and to keep and observe all of the terms and provisions of this Lease on such party's part to be observed and performed. Each party warrants that this Lease is its valid and enforceable obligation, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of rights of creditors generally and subject to the application of equitable principles.

          25.09. Governing Law. This Lease and all issues arising hereunder shall be governed by the laws of the State of New Jersey with jurisdiction and venue in Camden County, New
Jersey.

          25.10. Counterparts. This Lease may be executed by the parties hereto in separate counterparts, all of which, when delivered, shall together constitute one and the same instrument.

          25.11.  Plans.  Nothing shown on any recorded
subdivision plan with respect to the Premises, or on any plan referred to in this Lease, or on any other plan, shall create or constitute an additional covenant, representation or agreement of Tenant or grant to Landlord any easement or right.

          25.12. Headings; Pronouns. The headings of the sections of this Lease are for convenience only and have no meaning with respect to this Lease or the rights or obligations of the parties hereto. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein: "person", as used herein, includes an individual, corporation, partnership, trust, unincorporated association, government, governmental authority, or other entity; "Premises" includes each portion of the Premises and each estate or interest therein; "hereof", "herein", and "hereunder" and other words of similar import refer to this Lease as a whole; "Lease" includes these presents as supplemented or amended from time to time by written instrument(s) entered into by Tenant or Landlord; "Landlord" includes Landlord's successors and assigns; "Tenant" includes Tenant's successors and permitted assigns; and "parties" means Landlord and Tenant. Whenever the context may require, any pronoun used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of pronouns or nouns shall include the plural and vice versa.

          25.13.  Binding Effect; Successors and Assigns.
Subject to all provisions hereof dealing with assignments, the terms and provisions of this Lease, and the respective rights and obligations hereunder of the parties hereto, shall be binding upon, and inure to the benefit of, the parties and their respective successors and assigns.

          25.14. Limitation of Landlord's Liability. The obligations of Landlord under this Lease do not constitute personal obligations of the individual partners, directors, officers, or shareholders of Landlord, and Tenant shall look solely to the real estate that is the subject of this Lease and to no other assets or property of the Landlord for satisfaction of any liability in respect of this Lease and shall not seek recourse against any other property of Landlord, or against the individual partners, directors, officers or shareholders of Landlord or any of their personal assets for such satisfaction.

          25.15. Survival. All agreements and obligations of Tenant hereunder which require observance or performance after the expiration or termination of this Lease, or which can not reasonably be ascertained as having been observed or performed at the time of such expiration or termination, shall survive, and be enforceable against Tenant following, such expiration or termination.

          25.16. Brokers. Landlord and Tenant each represent to the other that neither of them has dealt with any broker or other person who may be entitled to a real estate broker's commission or a finder's fee in connection with this transaction other than Kahn & Co. and Rohrer & Sayers Real Estate ("Designated Brokers"). Landlord shall pay whatever commission is owed to the Designated Brokers pursuant to a separate agreement between Landlord and the Designated Brokers. Landlord and Tenant each shall indemnify and hold the other harmless from and against any claim for broker's commission or finder's fee asserted by a person claiming by or through them.

ARTICLE XXVI - RIGHT OF FIRST OFFER TO PURCHASE PREMISES

          Subject to the limitations expressed in the last sentence of this Article, Landlord hereby grants to Tenant a right of first offer to purchase the Premises on the terms set forth in this Article. If during the Term of this Lease Landlord desires to sell or convey the Premises to a third party purchaser that is not an affiliate of Landlord, Landlord shall so notify Tenant in writing ("Notice"), which Notice shall specify the purchase price and include a form of agreement of sale upon which Landlord is willing to sell the Premises. If Tenant desires to purchase the Premises at the purchase price and upon the terms and conditions set forth in the Notice, Tenant shall so notify Landlord in writing within twenty days following Tenant's receipt of the Notice and pay to Landlord a deposit in an amount equal to 10% of the purchase price for the Premises. In such event, without further action of Landlord or Tenant, Landlord shall be deemed to have agreed to sell the Premises to Tenant, and Tenant shall be deemed to have agreed to purchase the Premises from Landlord, for the purchase price and upon the terms and conditions set forth in the Notice. If Tenant does not so agree to purchase the Premises within said ten business day period, at any time thereafter Landlord shall be free to sell and convey the Premises free and clear of Tenant's rights under this Article, provided that (i) Landlord shall not sell the Premises for a purchase price that is less than 90% of the purchase price stated in the Notice to Tenant or
(ii) sell the premises more than one year following the date of the Notice without, in either such case, sending a new Notice to Tenant, in which event Tenant shall have a further period of ten business days following Tenant's receipt of the new Notice to purchase the Premises. Notwithstanding the foregoing, if Landlord desires to sell or convey the Premises together with one or more other properties owned by Landlord (or affiliates of Landlord), the Notice merely shall state that Landlord so intends to sell the Premises as part of a multi-property transaction, without specifying the purchase price or other general terms and conditions upon which Landlord might be willing to sell the Premises or any other property to Tenant, and Tenant shall have no right to purchase the Premises (and Landlord shall have no obligation to sell the Premises to Tenant) unless, within ten business days following Tenant's receipt of such Notice, Landlord and Tenant shall in writing agree that the Premises shall be sold to Tenant on terms and conditions mutually acceptable to both parties.

          IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease Agreement to be duly executed, all as of the day and year first above written.

Witness:                      FIRST STATES PARTNERS NO. 203, LLC


                              By:
--------------------------       -------------------------------
                                 Name:  Nicholas Schorsch
                                 Title: Manager



ATTEST:                       CNB PARTNERSHIP, LLC


                              By:
--------------------------       ------------------------------
Name:                            Name:  Linda Rohrer
Title:                           Title: Manager



                          EXHIBIT "A"
                    DESCRIPTION OF PREMISES